Amplify Video Game Leaders ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 93.5%	Shares	Value
Communication Services - 41.2%(a)
Capcom Co. Ltd.	32,192	$1,099,402
Electronic Arts, Inc.	6,649	1,061,845
Konami Group Corp.	7,213	1,139,289
Meta Platforms, Inc. - Class A	5,756	4,248,446
NetEase, Inc. - ADR	14,458	1,945,758
Nintendo Co. Ltd.	20,731	1,992,082
ROBLOX Corp. - Class A (b)	10,490	1,103,548
Sea, Ltd. - ADR (b)	12,124	1,939,113
Take-Two Interactive Software, Inc. (b)	4,255	1,033,327
Tencent Holdings, Ltd.	29,470	1,888,332
VK IPJSC - GDR (b)(c)(d)	21,975	0
		17,451,142

Consumer Discretionary - 12.2%
Aristocrat Leisure Ltd.	23,749	1,014,301
Bandai Namco Holdings, Inc.	30,970	1,108,698
Light & Wonder, Inc. (b)	11,538	1,110,648
Sony Group Corp.	75,600	1,952,217
		5,185,864

Information Technology - 40.1%(a)
Advanced Micro Devices, Inc. (b)	33,678	4,778,908
AppLovin Corp. - Class A (b)	5,243	1,835,469
Asustek Computer, Inc.	43,000	947,967
Microsoft Corp.	8,334	4,145,415
NVIDIA Corp.	27,523	4,348,359
Unity Software, Inc. (b)	39,940	966,548
		17,022,666
TOTAL COMMON STOCKS (Cost $30,984,583)		39,659,672

SHORT-TERM INVESTMENTS - 0.7%		Value
Money Market Funds - 0.7%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (e)	280,384	280,384
TOTAL SHORT-TERM INVESTMENTS (Cost $280,384)		280,384

TOTAL INVESTMENTS - 94.2% (Cost $31,264,967)		39,940,056
Other Assets in Excess of Liabilities - 5.8%		2,460,791
TOTAL NET ASSETS - 100.0%		$42,400,847
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2025.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2025, the value of these securities total $0 or 0.0% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Video Game Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	39,659,672	–	0	39,659,672
Money Market Funds	280,384	–	–	280,384
Total Investments	39,940,056	–	0	39,940,056

Refer to the Schedule of Investments for further disaggregation of investment categories.